Summary Prospectus November 1, 2015, as supplemented November 2, 2015

JPMorgan Growth and Income Fund

Class/Ticker:     R2/VGRTX     R5/VGIFX     R6/VGINX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2015, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide capital growth over the long-term and to earn income from dividends.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.39	0.19	0.14
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.14	0.14	0.14

Total Annual Fund Operating Expenses	1.29	0.59	0.54

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS R2 SHARES ($)	131	409
CLASS R5 SHARES ($)	60	189
CLASS R6 SHARES ($)	55	173

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund’s adviser applies an active equity management style focused on identifying attractively valued securities given their growth potential over a long-term time horizon. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of the Russell 1000 Value Index (which includes both large cap and mid cap companies). As of the reconstitution of the Russell 1000 Value Index on June 26, 2015, the market capitalizations of the companies in the index ranged from $1.6 billion to $357.2 billion.

While common stocks are the Fund’s primary investment, the Fund may also invest significantly in real estate investment trusts (REITs) and depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depository receipt trades on a stock exchange in a country different from the company’s local market.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser will emphasize companies which it believes are leaders within their sectors. The Fund will also emphasize companies it believes have attractive valuations and low price-to-cash flows ratios. Some but not all of the companies may regularly pay dividends. The adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Value Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the

Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Securities Risk. To the extent that the Fund invests in depositary receipts, such investments are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

Because Class R2, Class R5 and Class R6 Shares have not commenced operations as of the date of this prospectus, no performance is shown for the classes. The bar chart shows how the performance of the Fund’s Select Class Shares, which are offered in another prospectus, has varied from year to year for the past ten calendar years. The table shows the average annual total returns for Select Class Shares over the past one year, five years and ten years. The table compares that performance to the Russell 1000 Value Index. It also compares that performance to the Lipper Large-Cap Core Funds Index and Lipper Large-Cap Value Funds Index, both of which are indexes based on the total returns of certain large cap mutual funds categories as determined by Lipper. Unlike the other indexes, the Lipper indexes include the fees and expenses of the mutual funds included in the index. The actual returns of Class R2 Shares would be been lower than those shown because Class R2 Shares have higher expenses than Select Class Shares. The actual returns for Class R5 and Class R6 Shares would be different that those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	15.84%
Worst Quarter	4th quarter, 2008	–22.41%

The Fund’s year-to-date total return through 9/30/15 was –7.70%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	14.39%	16.40%	7.46%
Return After Taxes on Distributions	13.44	15.98	6.79
Return After Taxes on Distributions and Sale of Fund Shares	8.87	13.26	6.02
RUSSELL 1000 VALUE INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	13.45	15.42	7.30
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	5.25	16.43	15.82
LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	3.89	16.83	15.36

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Clare Hart	2004	Managing Director
Jonathan K.L. Simon	2002	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-GI-R2R5R6-1115-2

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